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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 16, 2001



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


       DELAWARE                         1-13086                            04-2515019
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)
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   515 POST OAK BLVD., SUITE 600
           HOUSTON, TEXAS                                               77027
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                         EXHIBIT INDEX APPEARS ON PAGE 6


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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On July 16, 2001, we announced our earnings for the quarter ended June
30, 2001. A copy of the press release announcing our earnings for the quarter ended June 30, 2001, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

FORWARD LOOKING STATEMENTS

         This report, as well as other filings made by us with the Securities and Exchange Commission, and our releases issued to the public contain various statements relating to future results, including certain projections and business trends. We believe these statements constitute "Forward-Looking
Statements" as defined in the Private Securities Litigation Reform Act of 1995.

         Certain risks and uncertainties may cause actual results to be materially different from the projected results contained in forward-looking statements in our disclosures. These risks and uncertainties include, but are not limited to the following:

         A Downturn in Market Conditions Could Affect Projected Results. Any material changes in oil and gas supply and demand balance, oil and gas prices or other market trends would adversely affect our results and would likely affect the forward-looking information provided by us. The oil and gas industry is extremely volatile and subject to change based on political and economic factors outside our control.

         A Future Reduction in the Rig Count Could Adversely Affect the Demand for Our Products and Services. A material decline in the North American and international rig counts would adversely affect our results. Our forward-looking statements regarding our drilling products and services assume an improvement in the international rig count in 2001 and 2002 and that no material declines in the worldwide rig count, in particular the domestic rig count, will occur. Our statements also assume a continued increase in the international markets during 2001 and 2002.

         Our Manufacturing Improvements. We have recently taken steps to increase our manufacturing capacity and reduce manufacturing costs in our European completion operations through the addition of equipment and the consolidation of facilities. These activities are still ongoing. We were adversely affected by the relocation of manufacturing operations in our Completion Systems Division in 2000. Our forward-looking statements assume that the manufacturing expansion and consolidation will be completed without any further material disruptions. If there are any additional disruptions or excess costs associated with the manufacturing changes, the results of our Completion
Systems Division could be adversely affected.

         Our Capacity Constraints. Our forward-looking information assumes that we will have sufficient manufacturing capacity and personnel to address the demand increases that we expect, as noted above. To the extent there are limitations on capacity or personnel in areas in which the

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markets are improving, our growth could be limited or our costs could increase due to the need to meet demand through outside sources or due to higher wages.

         Our Integration of Acquisitions. During 2000 and 2001, we consummated, or agreed to consummate, various acquisitions of product lines and businesses.
The success of these acquisitions will be dependent on our ability to integrate these product lines and businesses with our existing businesses and to eliminate duplicative costs. We incur various duplicative costs during the integration of the operations of acquired businesses into our businesses. Our forward-looking statements assume the successful integration of the operations of the acquired businesses and their contribution to our income during 2001. We have also assumed that our compression business will be successfully consolidated with Universal's and the estimated $20 million in cost savings and other synergies will be realized in 2001. Integration of acquisitions is something that cannot occur in the short term and that requires constant effort at the local level to be successful. Accordingly, there can be no assurance as to the ultimate success of these integration efforts.

         Our Technological Advances. Our ability to succeed with our long-term growth strategy is dependent in part on the technological competitiveness of our products and services. A central aspect of our growth strategy is to enhance the technology of our products and services, to expand the markets for many of our products through the leverage of our worldwide infrastructure and to enter new markets and expand in existing markets with technologically-advanced, value-added products. These technological advances include our underbalanced drilling technology, our expandable screen technology, our rotary expansion systems and our multilateral technology. Our forward-looking statements have assumed above average growth from these new products and services in 2001 and 2002.

         Economic Downturn Could Adversely Affect Demand for Products and
Services. Although the economy in the United States has experienced one of its longest periods of growth in recent history, the continued strength of the United States economy cannot be assured. In fact, the United States and many foreign economies are currently experiencing a slowdown in growth. If the United
States or foreign economies were to stall or decline, the resulting lower demand and lower prices for oil and gas could adversely affect our revenues and income.
We have assumed that a worldwide recession or a material downturn in the United
States and foreign economies will not occur.

         Currency Fluctuations Could Have a Material Adverse Financial Impact. A material decline in currency rates in our markets could affect our future results as well as affect the carrying values of our assets. World currencies have been subject to much volatility. Our forward-looking statements assume no material impact from changes in currencies.

         Changes in Global Trade Policies Could Adversely Impact Operation.
Changes in global trade policies in our markets could impact our operations in these markets. We have assumed that there will be no material changes in global trading policies.

         Unexpected Litigation and Legal Disputes Could Have a Material Adverse
Financial Impact. If we experience unexpected litigation or unexpected results in our existing litigation that result in an material effect on our financial results, the accuracy of the forward-looking

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statements would be affected. Our forward-looking statements assume that there will be no such unexpected litigation or results.

         Finally, our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in our other filings with the Securities and Exchange Commission. For additional information regarding risks and uncertainties, see our other current year filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended. We will generally update our assumptions in our filings, as circumstances require.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated July 16, 2001, announcing Weatherford's earnings for the quarter ended June 30, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL, INC.



Dated: July 17, 2001                           /s/ Lisa W. Rodriguez
                                        ----------------------------------------
                                                 Lisa W. Rodriguez
                                        Vice President, Finance and Accounting


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                                INDEX TO EXHIBITS



Number                             Exhibit
------                             --------
 99.1             Press release dated July 16, 2001, announcing Weatherford's earnings for the quarter ended June 30, 2001.





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